P R O S P E C T U S
                                OCTOBER 31, 2001

                             FMI Mutual Funds, Inc.

                               FMI AAM Palm Beach
                               Total Return Fund

                            FMI Winslow Growth Fund

                            FMI Knappenberger Bayer
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

PROSPECTUS                                                    OCTOBER 31, 2001

                               FMI Mutual Funds, Inc.

  FMI Mutual Funds, Inc. (the "FMI Funds") is a family of five no load mutual funds. Each of the FMI Funds invests mainly in common stocks of U.S. companies.

  The FMI Funds are:

  o  FMI AAM Palm Beach Total Return Fund  o  FMI Woodland Small Capitalization
                                              Value Fund

  o  FMI Winslow Growth Fund

  o  FMI Knappenberger Bayer Emerging      o  FMI Sasco Contrarian Value Fund
       Growth Fund

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the FMI Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FMI Mutual Funds, Inc.
225 East Mason Street
Milwaukee, Wisconsin  53202
(414) 226-4555

                               TABLE OF CONTENTS

QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE FMI FUNDS                                           1
FEES AND EXPENSES                                                            10
INVESTMENT OBJECTIVES AND STRATEGIES                                         12
MANAGEMENT OF THE FUNDS                                                      14
THE FUNDS' SHARE PRICE                                                       17
PURCHASING SHARES                                                            17
REDEEMING SHARES                                                             19
EXCHANGING SHARES                                                            21
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           21
FINANCIAL HIGHLIGHTS                                                         22
SHARE PURCHASE APPLICATION                                           CENTERFOLD

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FMI FUNDS

1. WHAT ARE THE FMI FUNDS' GOALS?

   FMI AAM PALM BEACH TOTAL RETURN FUND (THE "TOTAL RETURN FUND")
       The Total Return Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.

   FMI WINSLOW GROWTH FUND (THE "GROWTH FUND")
       The Growth Fund seeks long-term growth of capital.

   FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND (THE "EMERGING GROWTH FUND")
       The Emerging Growth Fund seeks long-term growth of capital.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND (THE "SMALL CAP VALUE FUND")
       The Small Cap Value Fund seeks long-term growth of capital.

   FMI SASCO CONTRARIAN VALUE FUND (THE "CONTRARIAN VALUE FUND")
       The Contrarian Value Fund seeks long-term growth of capital.

2. WHAT ARE THE FMI FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

       Each of the FMI Funds invests mainly in common stocks of United States companies. However, the Total Return Fund, consistent with its investment objective, may also invest mainly in debt securities or in both common stocks and debt securities. The FMI Funds employ different investment strategies to achieve their investment objectives. Unlike many mutual fund families where most of the stock funds invest in substantially the same companies, each of the FMI Funds targets a different subset of the domestic stock market. While from time to time there will be some investments common to some or all of the FMI Funds, their portfolios and performance will vary significantly. Please read this Prospectus carefully to determine which of the FMI Funds best meets your investment objectives.

   FMI AAM PALM BEACH TOTAL RETURN FUND

       The Total Return Fund is our flexible fund. We anticipate that the Total Return Fund will invest mainly in common stocks most of the time. However, because it is a flexible fund, it may also invest mainly in bonds and other debt securities (such as notes, debentures, bills or money market instruments), or in both common stocks and debt securities. The Total Return Fund is not required to invest any minimum or maximum percentage of its assets in common stocks or any other type of security. The common stocks the Total Return Fund purchases are generally of large capitalization growth companies (i.e. companies having a market capitalization of $7 billion or more at the time of purchase). The debt securities the Total Return Fund purchases are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities the Total Return Fund purchases usually have maturities of under 10 years. When implementing its asset allocation strategy, the Total Return Fund reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

   FMI WINSLOW GROWTH FUND

       The Growth Fund is one of our two "growth" funds. Our "growth" Funds invest in companies that have the potential for above-average future earnings growth. We believe investing in these companies provides an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Growth Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase.

   FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND

       The Emerging Growth Fund is our second "growth" fund. The Emerging Growth Fund differs from the Growth Fund in that it primarily invests in small capitalization companies and smaller mid-cap companies (i.e. companies having a market capitalization under $3.0 billion at the time of purchase). Like the Growth Fund, the Emerging Growth Fund invests in companies that have the potential for above-average future earnings growth. Most of these companies compete in new and emerging markets and often have exciting new products to offer. The portfolio manager of the Emerging Growth Fund looks for the "rising stars" in all industries. The Emerging Growth Fund also does not automatically sell proven performers if their market capitalization subsequently exceeds $3.0 billion, but generally will not add to its holdings of these companies.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

       The Small Cap Value Fund is one of our two "value" funds. Our "value" funds invest in companies which our portfolio managers believe to be undervalued. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by these Funds are undervalued. The Small Cap Value Fund primarily invests in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase). Our portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

   FMI SASCO CONTRARIAN VALUE FUND

       The Contrarian Value Fund is our second "value" fund. The Contrarian Value Fund differs from the Small Cap Value Fund in that it predominantly invests in larger small capitalization companies and mid-cap companies. These are companies having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase. The portfolio manager of the Contrarian Value Fund looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FMI FUNDS?

       Investors in the FMI Funds may lose money. There are risks associated with investments in the types of securities in which the FMI Funds invest. These risks include:

   TOTAL                                          EMERGING                 SMALL                    CONTRARIAN
   RETURN FUND           GROWTH FUND              GROWTH FUND              CAP VALUE FUND           VALUE FUND
   -----------           -----------              -----------              --------------           ----------
   o  Market Risk        o Market Risk            o Market Risk            o Market Risk            o Market Risk
   o  Growth             o Growth                 o Smaller                o Smaller                o Value
      Investing Risk       Investing Risk           Capitalization           Capitalization           Investing Risk
   o  Interest                                      Companies Risk           Companies Risk
      Rate Risk                                   o Growth                 o Value
   o  Credit Risk                                   Investing Risk           Investing Risk
   o  Prepayment Risk
   o  Asset Allocation Risk

       o MARKET RISK: The prices of the securities in which the FMI Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

       o SMALLER CAPITALIZATION COMPANIES RISK: The Small Cap Value Fund and the Emerging Growth Fund invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

       o GROWTH INVESTING RISK: Each of the Total Return Fund, the Growth Fund and the Emerging Growth Fund primarily invest in "growth" stocks. Our portfolio managers may be wrong in their assessments of a company's potential for growth and the stocks these Funds hold may not grow as our portfolio managers anticipate. From time to time "growth" investing falls out of favor with investors. During these periods, these Funds' relative performance may suffer.

       o VALUE INVESTING RISK: Each of the Small Cap Value Fund and the Contrarian Value Fund primarily invest in "value" stocks. Our portfolio managers may be wrong in their assessment of a company's value and the stocks these Funds hold may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During those periods, these Funds' relative performance may suffer.

       o INTEREST RATE RISK: At times, the Total Return Fund may invest primarily in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

       o CREDIT RISK: At times, the Total Return Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Total Return Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

       o PREPAYMENT RISK: At times, the Total Return Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Total Return Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.

       o ASSET ALLOCATION RISK: As a flexible fund, the Total Return Fund allocates its investments among various asset classes. The Total Return Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Total Return Fund invests. For example, the Total Return Fund's relative investment performance would suffer if only a small portion of the Total Return Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

       Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

4. HOW HAVE THE FMI FUNDS PERFORMED?

       The bar charts and tables that follow provide some indication of the risks of investing in the FMI Funds by showing changes in the performance from year to year of the Total Return Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund and how their average annual returns over various periods compare to the performance of various broad-based securities indexes. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                      FMI AAM PALM BEACH TOTAL RETURN FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1991                    30.06%
                         1992                    10.39%
                         1993                    11.06%
                         1994                    -2.02%
                         1995                    23.19%
                         1996                    20.48%
                         1997                    30.04%
                         1998                    38.69%
                         1999                    25.12%
                         2000                   -16.28%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.67% (quarter ended December 31, 2000).

        The Fund's 2001 year to date total return is -15.89% (January 1, 2001 through the quarter ended September 30, 2001).

        For the 1991-1994 calendar years, Fiduciary Management, Inc. was the investment adviser to the Total Return Fund. For the 1995-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Total Return Fund. On October 15, 2001, Fiduciary Management, Inc. again became the investment adviser to the Total Return Fund.

        For the calendar years 1991-1994, the portfolio manager to the Total Return Fund was Fiduciary Management, Inc. and for the calendar years 1995-2000 the portfolio manager to the Total Return Fund was, and remains, Palm Beach Investment Advisers, LLC.

           AVERAGE ANNUAL TOTAL RETURNS           PAST       PAST        PAST
    (FOR THE PERIODS ENDING DECEMBER 31, 2000)    YEAR      5 YEARS    10 YEARS
    ------------------------------------------    ----      ------     --------
  Total Return Fund                              -16.28%    17.88%      15.92%
  S&P 500*<F1>                                    -9.11%    18.42%      17.50%
  Lehman Brothers Intermediate
    Corporate Bond Index **<F2>                   10.47%     6.19%       7.19%

  *<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
 **<F2> The Lehman Brothers Intermediate Corporate Bond Index includes all intermediate publicly issued, fixed rate, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes bonds with maturities of one to ten years and outstanding par values of at least $100 million.

                            FMI WINSLOW GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1996                    16.85%
                         1997                    22.40%
                         1998                    29.23%
                         1999                    19.07%
                         2000                   -10.24%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 29.76% (quarter ended December 31, 1998) and the lowest total return for a quarter was -16.98% (quarter ended September 30, 1998).

       The Fund's 2001 year to date total return is -26.90% (January 1, 2001 through the quarter ended September 30, 2001).

       For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Growth Fund.

       For the 1996-2000 calendar years, the portfolio manager to the Growth Fund was, and remains, Winslow Capital Management, Inc.


                                                            SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS         PAST     PAST        OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)  YEAR  FIVE YEARS   (JULY 1, 1995)
-----------------------------------------   ----  ----------  ---------------
 Growth Fund                              -10.24%   14.59%         14.88%
 S&P 500                                   -9.19%   18.42%         19.49%
 Russell 1000 Growth*<F3>                 -22.42%   18.15%         18.37%


 *<F3> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                  FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         2000                    -3.89%

Note: During the year shown on the bar chart, the Fund's highest total return for a quarter was 12.76% (quarter ended September 30, 2000) and the lowest total return for a quarter was -14.31% (quarter ended December 31, 2000).

       The Fund's 2001 year to date total return is -33.71% (January 1, 2001 through the quarter ended September 30, 2001).

       For the 2000 calendar year, Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Emerging Growth Fund.

       For the 2000 calendar year, the portfolio manager to the Emerging Growth Fund was, and remains, KB Growth Advisors, LLC.

                                                            SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                             OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)    PAST YEAR     (SEPTEMBER 30, 1999)
-----------------------------------------     ---------     --------------------
 Emerging Growth Fund                           -3.89%             19.40%
 Russell 2000 Growth Index*<F4>                -22.43%              2.76%
 Russell 2000 Index**<F5>                       -3.02%             11.70%

  *<F4> The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
 **<F5> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                    21.08%
                         1998                    -3.86%
                         1999                     0.05%
                         2000                     1.84%

Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).

        The Fund's 2001 year to date total return is -1.45% (January 1, 2001 through the quarter ended September 30, 2001).

        For the 1997-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Small Cap Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Small Cap Value Fund.

        For the 1997-2000 calendar years, the portfolio manager to the Small Cap Value Fund was, and remains, Woodland Partners LLC.

                                                            SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                             OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)    PAST YEAR     (SEPTEMBER 16, 1996)
-----------------------------------------     ---------     --------------------
 Small Cap Value Fund                           1.84%              6.19%
 Russell 2000 Index                            -3.02%              9.81%

                        FMI SASCO CONTRARIAN VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1998                    -9.07%
                         1999                    -0.68%
                         2000                    31.64%

Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 17.68% (quarter ended December 31, 2000) and the lowest total return for a quarter was -17.29% (quarter ended September 30, 1998).

       The Fund's 2001 year to date total return is -3.77% (January 1, 2001 through the quarter ended September 30, 2001).

       For the 1998-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Contrarian Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Contrarian Value Fund.

       For the 1998-2000 calendar years, the portfolio manager to the Contrarian Value Fund was, and remains, Sasco Capital, Inc.

                                                            SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                             OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)    PAST YEAR     (DECEMBER 30, 1997)
 -----------------------------------------    ---------     -------------------
 Contrarian Value Fund                          31.64%             6.04%
 Russell Midcap Index*<F6>                       8.25%            12.20%

 *<F6> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks.

FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the FMI Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          TOTAL                             EMERGING            SMALL
                                          RETURN          GROWTH             GROWTH              CAP            CONTRARIAN
                                           FUND            FUND               FUND           VALUE FUND         VALUE FUND
                                          ------          ------            --------         ----------         ----------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  Percentage of offering price)         No Sales        No Sales           No Sales          No Sales           No Sales
                                        Charge          Charge             Charge            Charge             Charge
Maximum Deferred Sales
  Charge (Load)                         No Deferred     No Deferred        No Deferred       No Deferred        No Deferred
                                        Sales Charge    Sales Charge       Sales Charge      Sales Charge       Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends And Distributions           No Sales        No Sales           No Sales          No Sales           No Sales
                                        Charge          Charge             Charge            Charge             Charge
Redemption Fee(1)<F7>                   None            None               None              None               None
Exchange Fee                            None            None               None              None               None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                         1.00%           1.00%              1.00%             1.00%              1.00%
Distribution and/or
  Service (12b-1) Fees                  0.00%           0.00%              0.00%             0.00%              0.00%
Other Expenses                          0.56%           0.88%              0.69%             0.42%              1.25%
Total Annual Fund
  Operating Expenses(2)<F8>             1.56%           1.88%              1.69%             1.42%              2.25%
Expense Reimbursement(2)<F8>           (0.26%)         (0.58%)            (0.39%)           (0.12%)            (0.95%)
Net Expenses                            1.30%           1.30%              1.30%             1.30%              1.30%

(1)<F7> Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F8> During the fiscal year ended June 30, 2001, Resource Capital Advisers, Inc. reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. Fiduciary Management, Inc. has agreed to continue to reimburse each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses do not exceed 1.30% until October 15, 2003.

EXAMPLE

  This Example is intended to help you compare the cost of investing in the FMI Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                               1 YEAR 3 YEARS 5 YEARS  10 YEARS
                                               ------ ------- -------  --------
 FMI AAM Palm Beach Total Return Fund           $132    $439    $797    $1,803
 FMI Winslow Growth Fund                        $132    $473    $899    $2,086
 FMI Knappenberger Bayer Emerging Growth Fund   $132    $453    $838    $1,919
 FMI Woodland Small Capitalization Value Fund   $132    $425    $752    $1,677
 FMI Sasco Contrarian Value Fund                $132    $485    $937    $2,191

This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first two years. Thereafter this Example does not reflect any expense reimbursement obligations.

INVESTMENT OBJECTIVES AND
STRATEGIES

GENERAL

  The Total Return Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks. The Growth Fund seeks long-term growth of capital. The Emerging Growth Fund seeks long-term growth of capital. The Small Cap Value Fund seeks long-term growth of capital. The Contrarian Value Fund seeks long-term growth of capital. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the FMI Funds might not appreciate and investors could lose money.

  The FMI Funds invest mainly in common stocks of United States companies. However, the Total Return Fund, consistent with its investment objective, may also invest mainly in debt securities (such as bonds, notes, debentures, bills, or money market instruments), or in both common stocks or debt securities. Each of the FMI Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FMI Funds will not be able to achieve their investment objectives of capital appreciation or growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which the Total Return Fund may invest. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

  Each of the FMI Funds is diversified. All of our portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually each of the FMI Funds will hold stocks of less than 70 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

  Our portfolio managers are patient investors. The FMI Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.

FMI AAM PALM BEACH TOTAL RETURN FUND

  The portfolio manager for the Total Return Fund utilizes a "top-down" investment approach when it determines the portion of the Total Return Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio manager reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

  After the portfolio manager has determined the appropriate allocations among asset classes, it selects individual investments. When purchasing common stocks for the Total Return Fund, the portfolio manager takes a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Total Return Fund, the portfolio manager takes a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.

  The portfolio manager employs a sell discipline pursuant to which it will:

  o  Sell or reduce a position as part of its asset allocation process

  o  Sell an entire position when fundamentals are deteriorating

  o Reduce or sell an entire position when it finds a better investment to replace it

FMI WINSLOW GROWTH FUND

  When purchasing stocks for the Growth Fund, the portfolio manager looks for companies having some or all of the following attributes:

  o  Consistent and sustainable future growth of revenue and earnings

  o  Low financial leverage with strong cash flow

  o  High return on equity/low debt-to-total capital

  o  Management focused on shareholder value

  o  Dominant market leader

  The portfolio manager takes a "bottom-up" investment approach when selecting investments for the Growth Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The portfolio manager also employs a sell discipline pursuant to which it will:

  o  Trim back a position which exceeds 5% of the Growth Fund

  o  Sell an entire position when fundamentals are deteriorating

  o Reduce or sell an entire position when it finds a better investment to replace it

  o  Trim back a position after a strong relative price increase

FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND

  When purchasing stocks for the Emerging Growth Fund, the portfolio manager identifies companies early in their public company existence. Most of these companies compete in new and emerging markets and often have exciting new products to offer. When selecting investments for the Emerging Growth Fund, the portfolio manager emphasizes a "bottom-up" approach to look for companies with long-term growth potential whose earnings the portfolio manager expects to grow at least 15% per year. The portfolio manager also emphasizes a sell discipline pursuant to which it will:

  o  Trim back a position which exceeds 5% of the Emerging Growth Fund

  o Reduce or sell an entire position when it finds a better investment to replace it

  o Sell all or substantially all of a position when fundamentals deteriorate or where there is a change in one or more factors which led to the original investment decision

FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

  When purchasing stocks for the Small Cap Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include:

  o Companies undergoing fundamental change through new management teams or different strategies

  o  "Early stage" companies with solutions to large problems

  The portfolio manager also employs a sell discipline pursuant to which it will:

  o Sell a position when the price of the stock exceeds the company's per share intrinsic value

  o Sell a position when it has diminished confidence that management will execute its stated strategy

FMI SASCO CONTRARIAN VALUE FUND

  When purchasing stocks for the Contrarian Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for companies that both are selling at a substantial discount to their private market value and have restructuring and turnaround potential. The portfolio manager looks for companies where there is the potential for:

  o  Doubling of earnings over a three-year period

  o  Significant price appreciation over a three-year period

  The portfolio manager employs a sell discipline similar to the sell discipline of the portfolio manager for the Small Cap Value Fund pursuant to which it will:

  o Sell a position when the price of the stock reaches the portfolio manager's target price

  o Sell a position when it has diminished confidence that management can execute the turnaround strategy

  o  Sell a position when key management departs

MANAGEMENT OF THE FUNDS

FIDUCIARY MANAGEMENT, INC. IS THE INVESTMENT ADVISER TO THE FUNDS.

  Fiduciary Management, Inc. (the "Adviser") is the investment adviser to each of the FMI Funds. The Adviser's address is:

        225 East Mason Street
        Milwaukee, Wisconsin  53202

  As the investment adviser to the Funds, the Adviser:

  o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds

  o Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results

  During the last fiscal year, each of the Total Return Fund, the Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund paid Resource Capital Advisers, Inc., the former investment adviser to each of the Funds an annual investment advisory fee equal to 1.00% of its average net assets. Each of the Funds will pay the Adviser the same advisory fee paid to Resource Capital Advisers.

  The Adviser was organized in 1980 and is an investment adviser to individuals and institutional clients. The Adviser is controlled by Ted D. Kellner.

EACH OF THE FUNDS HAVE DIFFERENT
PORTFOLIO MANAGERS

  The investment portfolio of each of the FMI Funds is managed by a different sub-adviser. We refer to the sub-advisers as "portfolio managers." Each portfolio manager has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates portfolio managers, subject to approval of the Board of Directors of the FMI Funds.

  The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Fund may request an order of the Securities and Exchange Commission exempting the Funds from the requirement for shareholder approval of new portfolio managers. The Securities and Exchange Commission might not grant the request. However, if an order is granted, the Funds will notify shareholders of any change in portfolio managers.

  The Adviser pays the fees of each portfolio manager. These fees are based on a percentage of Fund assets under management; there are no performance or incentive fees. The portfolio managers for all of the Funds receive a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager.

  In selecting portfolio managers, the Adviser evaluates quantitatively and qualitatively the portfolio manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. The Adviser does not consider short-term investment performance, by itself, to be a controlling factor in selecting or terminating a portfolio manager.

FMI AAM PALM BEACH TOTAL RETURN FUND

  Palm Beach Investment Advisers, LLC is the portfolio manager to the Total Return Fund. Its address is:

        249 Royal Palm Way
        Suite 400
        Palm Beach, FL  33480

  Palm Beach Investment Advisers, LLC and its predecessors have managed equity and fixed income portfolios for individual and institutional clients since 1990 and, as of June 30, 2001, managed approximately $165 million in assets. Palm Beach Investment Advisers, LLC is controlled by Asset Allocation and Management Co., LLC. Patrice J. Neverett, Executive Vice President and Chief Investment Officer of Palm Beach Investment Advisers, LLC is primarily responsible for the day-to-day management of the Total Return Fund's portfolio. Ms. Neverett has been employed by Palm Beach Investment Advisers, LLC and its predecessors in various capacities since 1990.

FMI WINSLOW GROWTH FUND

  Winslow Capital Management, Inc. is the portfolio manager to the Growth Fund. Its address is:

        4720 IDS Tower
        80 South Eighth Street
        Minneapolis, MN  55402

  Winslow Capital Management, Inc. has been an investment adviser since 1992, and as of June 30, 2001 managed approximately $800 million in assets. Clark J. Winslow, the President and Chief Executive Officer of Winslow Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as President, Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Prior to that time, he was senior vice president and portfolio manager at Alliance Capital Management from 1987 to 1992, and portfolio manager at John W. Bristol & Co. from 1980 to 1987. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.

FMI KNAPPENBERGER BAYER EMERGING GROWTH FUND

  KB Growth Advisors, LLC is the portfolio manager to the Emerging Growth Fund. It's address is:

        601 Carlson Parkway
        Suite 950
        Minnetonka, MN  55305

  KB Growth Advisors, LLC has been an investment adviser since 1998, and as of June 30, 2001 managed approximately $170 million in assets. Gail M. Knappenberger, Chairman and Chief Executive Officer of KB Growth Advisors, LLC, is primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors, LLC since its inception in 1998. Prior to that time, he was Executive Vice President and a portfolio manager of Winslow Capital Management, Inc. from 1993 to 1998, and President and a portfolio manager of Jundt Associates, Inc. from 1984 to 1993. KB Growth Advisors, LLC is controlled by Gail M. Knappenberger.

FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

  Woodland Partners LLC is the portfolio manager to the Small Cap Value Fund. Its address is:

     60 South Sixth Street
     Suite 3750
     Minneapolis, MN  55402

  Woodland Partners LLC has been an investment adviser since 1996, and as of June 30, 2001, managed approximately $300 million in assets. Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff are primarily responsible for the day-to-day management of the Small Cap Value Fund's portfolio. Mr. Jensen, Ms. Lilly and Mr. Rinkoff each have been portfolio managers and one-third owners of Woodland Partners LLC since 1996. Prior to that time, they were employed by First Asset Management, a division of First Bank National Association (now U.S. Bank, National Association), Mr. Jensen since 1967, Ms. Lilly since 1992 and Mr. Rinkoff since 1977. Woodland Partners LLC is owned in equal parts by Richard W. Jensen, Elizabeth M. Lilly and Richard J. Rinkoff.

FMI SASCO CONTRARIAN VALUE FUND

  Sasco Capital, Inc. is the portfolio manager to the Contrarian Value Fund. Its address is:

        10 Sasco Hill Road
        Fairfield, CT  06430

  Sasco Capital, Inc. has been an investment adviser since 1985, and as of June 30, 2001 managed approximately $1.3 billion in assets. Bruce Bottomly and Daniel Leary are primarily responsible for the day-to-day management of the Contrarian Value Fund's portfolio. They have been portfolio managers and Managing Directors of Sasco Capital, Inc. since its inception in 1986. Sasco Capital, Inc. is owned by Hoda Bibi, Bruce Bottomly and Daniel Leary.

THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   1.  Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           o   All accounts            $1,000

       B.  EXISTING ACCOUNTS
           o   Dividend
                 reinvestment      No Minimum
           o   Automatic
                 Investment Plan       $   50
           o   All other accounts      $  100

   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311 or 1-414-765-4124.

   4. Make your check payable to the full name of the FMI Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Funds
       c/o Firstar Mutual
       Fund Services, LLC
       P.O.  Box 701
       Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL

       FMI Funds
       c/o Firstar Mutual Fund Services, LLC
       3rd Floor
       615 East Michigan Street
       Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

   If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI 53202
      ABA #042000013

      CREDIT:
      Firstar Mutual Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      (name of Fund to be purchased)
      (shareholder registration)
      (shareholder account number,
      if known)

  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the FMI Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) receipt of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

  The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States.

  The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  Education IRA
  o  SEP-IRA
  o  Simple IRA
  o  401(k) Plan
  o  403 (b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311. The FMI Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund(s)

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-811-5311 or 1-414-765-4124 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o The redemption request is made within 30 days after an address change.

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

       FMI Funds
       c/o Firstar Mutual
       Fund Services, LLC
       Shareholder Services Center
       P. O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL

       FMI Funds
       c/o Firstar Mutual Fund Services, LLC
       3rd Floor
       615 East Michigan Street
       Milwaukee, WI  53202-5207

  PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

  o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

  o Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

  o If you request in the letter of instruction, Firstar Mutual Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. Firstar Mutual Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  o The Funds reserve the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a Servicing Agent cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

  o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING SHARES

  Shares of any of the FMI Funds may be exchanged for shares of any other FMI Fund as well as for shares of FMICommon Stock Fund, FMI Focus Fund and First American Prime Obligations Fund at their relative net asset values. FMICommon Stock Fund and FMI Focus Fund are other mutual funds advised by the Adviser. An affiliate of Firstar Mutual Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither Firstar Mutual Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1.  Read this Prospectus carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Write to FMI Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS AND
TAXES

  Each of the FMI Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

  o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

  You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-811-5311.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Growth Fund, the Emerging Growth Fund, the Small Cap Value Fund and the Contrarian Value Fund expect that their distributions generally will consist primarily of long-term capital gains. The Total Return Fund expects that its distributions will consist of both ordinary income and long-term capital gains.

FINANCIAL HIGHLIGHTS

  The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations for the Total Return Fund and the Growth Fund and for the period of its operations for each of the Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                               TOTAL RETURN FUND


                                                                                YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                       $23.59         $23.36         $21.50         $16.86         $14.62

Income from investment operations:
     Net investment (loss) income                         (0.04)         (0.13)          0.10           0.23           0.23
     Net realized and unrealized (losses) gains
       on investments                                     (5.64)          4.11           4.28           5.19           3.47
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (5.68)          3.98           4.38           5.42           3.70

Less distributions:
     Dividends from net investment income                    --          (0.02)         (0.17)         (0.25)         (0.12)
     Distributions from net realized gains                (3.89)         (3.73)         (2.35)         (0.53)         (1.34)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (3.89)         (3.75)         (2.52)         (0.78)         (1.46)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $14.02         $23.59         $23.36         $21.50         $16.86
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                  (27.0%)         20.8%          21.7%          33.3%          28.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                     12,265         24,186         25,002         25,454         21,626
Ratio of expenses (after reimbursement)
  to average net assets(1)<F9>                             1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment (loss) income
  to average net assets(2)<F10>                           (0.1%)         (0.6%)          0.4%           1.2%           1.5%
Portfolio turnover rate                                  120.3%          46.7%          32.9%          38.4%          58.3%

 (1)<F9> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000, 1999, 1998 and 1997, as follows; 1.6%, 1.4%, 1.4%, 1.4% and 1.5%, respectively.
(2)<F10> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000, 1999, 1998 and 1997, as follows; (0.4%), (0.7%), 0.3%, 1.1% and 1.3%, respectively.

                                  GROWTH FUND

                                                                                YEARS ENDED JUNE 30,
                                                         ------------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $11.62         $15.60         $17.85         $13.92         $12.56

Income from investment operations:
     Net investment loss(1)<F11>                          (0.05)         (0.08)         (0.18)         (0.15)         (0.14)
     Net realized and unrealized (losses) gains
       on investments                                     (1.94)          2.52           1.15           4.71           1.50
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (1.99)          2.44           0.97           4.56           1.36

Less distributions:
     Dividend from net investment income                     --             --             --             --             --
     Distributions from net realized gains                (4.56)         (6.42)         (3.22)         (0.63)            --
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (4.56)         (6.42)         (3.22)         (0.63)            --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 5.07         $11.62         $15.60         $17.85         $13.92
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total investment return                                  (20.5%)         22.5%           8.0%          33.9%          10.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                      5,860         12,151         43,374         56,594         46,389
Ratio of expenses (after reimbursement)
  to average net assets(2)<F12>                            1.3%           1.3%           1.3%           1.3%           1.3%
Ratio of net investment loss
  to average net assets(3)<F13>                           (0.7%)         (0.7%)         (0.7%)         (0.9%)         (1.0%)
Portfolio turnover rate                                  112.0%         123.9%          86.3%          93.3%          54.3%

(1)<F11> In 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F12> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1997, 1.9%, 1.5% and 1.3%, respectively.
(3)<F13> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1997, (1.3%), (0.9%) and (1.0%), respectively.

                              EMERGING GROWTH FUND

                                                                                    FOR THE YEAR         FOR THE PERIOD FROM
                                                                                       ENDED        SEPTEMBER 30, 1999(1)<F14> TO
                                                                                   JUNE 30, 2001            JUNE 30, 2000
                                                                                   -------------    -----------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                                   $12.77                   $10.00

Income from investment operations:
     Net investment loss                                                                (0.12)                   (0.06)
     Net realized and unrealized (losses) gains on investments                          (1.28)                    2.97
                                                                                       ------                   ------
Total from investment operations                                                        (1.40)                    2.91

Less distributions:
     Dividend from net investment income                                                   --                      --
     Distribution from net realized gains                                                  --                    (0.14)
                                                                                       ------                   ------
Total from distributions                                                                   --                    (0.14)
                                                                                       ------                   ------
Net asset value, end of period                                                         $11.37                   $12.77
                                                                                       ------                   ------
                                                                                       ------                   ------

Total investment return                                                                (11.0%)                   29.2%(3)<F16>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                                 15,320                   11,491
Ratio of expenses (after reimbursement) to average net assets(4)<F17>                    1.3%                     1.3%(2)<F15>
Ratio of net investment loss to average net assets(5)<F18>                              (1.0%)                   (0.8%)(2)<F15>
Portfolio turnover rate                                                                146.9%                    91.5%

(1)<F14>   Commencement of operations.
(2)<F15>   Annualized.
(3)<F16>   Not annualized.
(4)<F17> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the year ending June 30, 2001 and for the period September 30, 1999(1) to June 30, 2000, 1.7% and 1.7%(2),
           respectively.
(5)<F18> If the Fund had paid all of its expenses, the ratios would have been for the year ending June 30, 2001 and for the period September 30, 1999(1) to June 30, 2000, (1.4%) and (1.2%)(2), respectively.

                              SMALL CAP VALUE FUND

                                                             FOR THE YEARS ENDED JUNE 30,                 FOR THE PERIOD FROM
                                                     ---------------------------------------------   SEPTEMBER 16, 1996(1)<F19> TO
                                                      2001        2000         1999          1998            JUNE 30, 1997
                                                     ------      ------       ------        ------   -----------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $11.62      $13.28       $13.56        $12.23               $10.00

Income from investment operations:
     Net investment income (loss)                      0.05        0.01        (0.03)        (0.01)                0.02
     Net realized and unrealized gain (loss)
       on investments                                  2.49       (1.58)       (0.14)         1.43                 2.23
                                                     ------      ------       ------        ------               ------
Total from investment operations                       2.54       (1.57)       (0.17)         1.42                 2.25

Less distributions:
     Dividends from net investment income             (0.03)         --           --         (0.00)               (0.02)
     Distributions from net realized gains            (0.17)      (0.09)       (0.11)        (0.09)                  --
                                                     ------      ------       ------        ------               ------
Total from distributions                              (0.20)      (0.09)       (0.11)        (0.09)               (0.02)
                                                     ------      ------       ------        ------               ------
Net asset value, end of period                       $13.96      $11.62       $13.28        $13.56               $12.23
                                                     ------      ------       ------        ------               ------
                                                     ------      ------       ------        ------               ------

Total investment return                               22.2%      (11.8%)       (1.2%)        11.7%                22.5%(3)<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)               38,249      36,731       53,810        62,139               29,231
Ratio of expenses (after reimbursement)
  to average net assets(4)<F22>                        1.3%        1.3%         1.3%          1.3%                 1.3%(2)<F20>
Ratio of net investment income (loss)
  to average net assets(5)<F23>                        0.2%        0.1%        (0.2%)        (0.1%)                0.3%(2)<F20>
Portfolio turnover rate                               65.4%       57.3%        29.2%         35.5%                29.4%

(1)<F19>   Commencement of operations.
(2)<F20>   Annualized.
(3)<F21>   Not annualized.
(4)<F22> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2001, 2000 and for the period September 16, 1996(1) to June 30, 1997, the ratios would have been 1.4%, 1.3% and 1.6%(2), respectively.
(5)<F23> If the Fund had paid all of its expenses for the years ending June 30, 2001, 2000 and for the period September 16, 1996(1) to June 30, 1997, the ratios would have been 0.1%, 0.1% and (0.0)%(2), respectively.

                             CONTRARIAN VALUE FUND

                                                                 YEARS ENDED JUNE 30,                    FOR THE PERIOD FROM
                                                         ------------------------------------        DECEMBER 30, 1997(1)<F24> TO
                                                          2001           2000           1999                JUNE 30, 1998
                                                         ------         ------         ------        ----------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 8.74         $ 9.47         $10.41                   $10.00

Income from investment operations:
     Net investment income(4)<F27>                         0.02           0.08           0.09                     0.04
     Net realized and unrealized gains (losses)
       on investments                                      3.46          (0.70)         (0.66)                    0.37
                                                         ------         ------         ------                   ------
Total from investment operations                           3.48          (0.62)         (0.57)                    0.41

Less distributions:
     Dividends from net investment income                 (0.07)         (0.11)         (0.07)                      --
     Distributions from net realized gains                   --             --          (0.30)                      --
                                                         ------         ------         ------                   ------
Total from distributions                                  (0.07)         (0.11)         (0.37)                      --
                                                         ------         ------         ------                   ------
Net asset value, end of period                           $12.15         $ 8.74         $ 9.47                   $10.41
                                                         ------         ------         ------                   ------
                                                         ------         ------         ------                   ------

Total investment return                                   40.0%          (6.5%)         (5.3%)                    4.1%(3)<F26>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                    4,901          5,568         13,829                   19,569
Ratio of expenses (after reimbursement)
  to average net assets(5)<F28>                            1.3%           1.3%           1.3%                     1.3%(2)<F25>
Ratio of net investment income
  to average net assets(6)<F29>                            0.2%           0.9%           0.9%                     0.7%(2)<F25>
Portfolio turnover rate                                   27.4%          42.5%          45.0%                    13.6%

(1)<F24>   Commencement of operations.
(2)<F25>   Annualized.
(3)<F26>   Not annualized.
(4)<F27> In 2001 and 2000, net investment income per share is calculated using average shares outstanding. In prior periods, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F28> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997(1) to June 30, 1998, 2.3%, 1.8%, 1.5% and 1.5%(2), respectively.
(6)<F29> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2001, 2000 and 1999 and for the period December 30, 1997(1) to June 30, 1998, (0.8%), 0.4%, 0.7% and
           0.5%(2), respectively.

  To learn more about the FMI Mutual Funds you may want to read the FMI Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The FMI Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the FMI Mutual Funds' investments by reading the FMI Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-811-5311.

  Prospective investors and shareholders who have questions about the FMI Mutual Funds may also call the above number or write to the following address:

  FMI MUTUAL FUNDS, INC.
  225 EAST MASON STREET
  MILWAUKEE, WISCONSIN 53202

  The general public can review and copy information about the FMI Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the FMI Mutual Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549-6009

  Please refer to the FMI Mutual Funds' Investment Company Act File No. 811-04722, when seeking information about the FMI Mutual Funds from the Securities and Exchange Commission.